SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 1, 2004

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                       1-16337               76-0476605
   (State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)           Number)          Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 3460
                              Houston, Texas 77002
                       (Address and zip code of principal
                               executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

      On November 1, 2004, Oil States International, Inc. (the "Company") issued a press release announcing its financial condition and results of operations for the three-month and nine-month periods ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit
Number            Description of Document
-------           -----------------------

99.1              Press Release dated November 1, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2004

                                            OIL STATES INTERNATIONAL, INC.

                                            By: /s/ Cindy B. Taylor
                                                ------------------------------
                                            Name:  Cindy B. Taylor
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                Index to Exhibits

Exhibit
Number            Description of Document
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99.1              Press Release dated November 1, 2004